CONFORMED COPY
EXHIBIT 10.25
     AMENDMENT No. 1 (this “Amendment”) dated as of February 14, 2008, to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 31, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among USG CORPORATION, a Delaware corporation (the “Borrower”), the LENDERS party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) and GOLDMAN SACHS CREDIT PARTNERS L.P., as Syndication Agent.
          WHEREAS pursuant to the Credit Agreement, the Lenders and the Issuing Bank have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein;
          WHEREAS the Borrower has requested that the Lenders consent to certain amendments to the Credit Agreement as set forth herein; and
          WHEREAS the undersigned Lenders are willing so to amend the Credit Agreement on the terms and subject to the conditions set forth herein;
          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
          SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
          SECTION 2. Amendments. (a) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Leverage Ratio” in its entirety. From and after the effectiveness hereof, all references thereto in the Credit Agreement or in any of the other Loan Documents shall be deemed to mean and refer to the “Consolidated Net Leverage Ratio.”
     (b) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Net Debt Amount” in its entirety.
     (c) Section 1.01 of the Credit Agreement is hereby amended by inserting the following text and table immediately following the text “means, for any day” in the definition of “Applicable Rate”:
     (a) during the Amendment Period with respect to any Loan, or with respect to the facility fees payable pursuant to Section 2.12(a), the applicable rate per annum set forth below under the caption “Revolving Loan ABR Spread”, “Revolving Loan Eurodollar Spread” or “Revolving Facility Fee Rate”, as the case may be, based upon the facility ratings assigned to the Borrower as of such date:

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	Revolving Loan		Revolving
Facility Ratings:	ABR	Revolving Loan	Facility Fee
(Moody’s/S&P)	Spread	Eurodollar Spread	Rate
Category 1

A3/A- or above	0.000%	0.465%	0.085%

Category 2

Baa1/BBB+	0.000%	0.545%	0.105%

Category 3

Baa2/BBB	0.000%	0.625%	0.125%

Category 4

Baa3/BBB-	0.000%	0.725%	0.150%

Ba1/BB+	0.000%	0.825%	0.175%

Ba2/BB	0.000%	1.275%	0.225%

Ba3/BB- or below	0.000%	1.475%	0.275%
     (b) after the Amendment Period
     (d) Section 1.01 of the Credit Agreement is hereby amended by replacing the first sentence of the definition of “Consolidated Cash Interest Expense” with the following text:
     “Consolidated Cash Interest Expense” means, for any period, the sum, without duplication, of (a) the total net consolidated interest expense of the Borrower and the Subsidiaries for such period (as shown on a consolidated income statement of the Borrower for such period), plus (b) all cash dividends paid or payable during such period in respect of Disqualified Equity Interests of the Borrower or any Subsidiary (but expressly excluding any such dividends paid or payable to the Borrower or any Subsidiary) and (c) commissions, interest, discounts, yield and other amounts shown on a consolidated income statement of the Borrower for such period as interest expense of the Borrower and its Subsidiaries in respect of any Securitization Transactions; provided that the term “Consolidated Cash Interest Expense” shall not include the interest expense of the Borrower and the Subsidiaries relating to the outstanding principal balance of the Tax Bridge Loan (or, prior to the drawing of the Tax Bridge Loan, the second installment of principal due under the Asbestos Personal Injury Trust Contingent Note) until the earlier of (i) the date that is 180 days after the date on which the Borrower files its first Federal income tax return after the final adjournment sine die of the 109th Congress of the United States of America and (ii) September 30, 2008.

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     (e) Section 1.01 of the Credit Agreement is hereby amended by (i) replacing the first “and” in the definition of “Loan Documents” with “,” and (ii) inserting the text “and the Guarantee Agreement” immediately following the text “Restatement Agreement” therein.
     (f) Section 1.01 of the Credit Agreement is hereby amended to replace the definition of “Material Subsidiary” in its entirety with the following:
     “Material Subsidiary” means, at any time, (a) United States Gypsum Company, (b) USG Interiors, Inc., (c) L&W Supply Corporation, and (d) each other Subsidiary that, together with its subsidiaries, shall have accounted for more than 5% of Consolidated EBITDA for the four consecutive fiscal quarter period of the Borrower most-recently ended for which financial statements are required to be delivered pursuant to Section 5.01 or referred to in Section 4.01; provided, that if, at any time, the Subsidiaries that are not Material Subsidiaries (collectively, the “Non-Material Subsidiaries”), taken as a whole, account for 15% or more in the aggregate of Consolidated EBITDA for the four consecutive fiscal quarter period of the Borrower most-recently ended, then the Borrower shall designate one or more additional Subsidiaries as Material Subsidiaries to the effect that, after such designation, all the remaining Non-Material Subsidiaries, taken as a whole, would not account for 15% or more in the aggregate of Consolidated EBITDA for the four consecutive fiscal quarter period of the Borrower most recently ended; and provided, further, that if Consolidated EBITDA of the Borrower and its subsidiaries consolidated for such four fiscal quarter period is at least ten percent (10%) lower than the average of the annual Consolidated EBITDA for the last five years ending as of such date, then such average annual Consolidated EBITDA should be substituted for purposes of the computations pursuant to this definition. Notwithstanding the foregoing, Consolidated EBITDA for any relevant fiscal quarter ending on or prior to June 30, 2006 shall be deemed to be the amount set forth in the last sentence of the definition of Consolidated EBITDA or, for any such periods not covered by such last sentence of the definition of Consolidated EBITDA, derived in a manner consistent with that used to derive the amounts set forth in such last sentence of the definition of Consolidated EBITDA.
     (g) Section 1.01 of the Credit Agreement is hereby amended by replacing the text “Sections 6.12 and 6.13” in the definition of “Pro Forma Basis” with “Sections 6.12, 6.13, 6.14, 6.15 and/or 6.16, in each case, to the extent such Sections are in effect as of the date of such determination”.
     (h) Section 1.01 of the Credit Agreement is hereby amended by replacing clause (b) of the definition of “Total Indebtedness” with the following text: “(b) shall include, without duplication, the aggregate outstanding principal amount in respect of Securitization Transactions

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whether or not shown as a liability on the books and records of the Borrower and its Subsidiaries.”
     (i) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:
     “Amendment No. 1 to the Amended and Restated Credit Agreement” means Amendment No. 1 to the Amended and Restated Credit Agreement dated as of February 14, 2008, among the Borrower, the Lenders party thereto and the Administrative Agent.
     “Amendment No. 1 Effective Date” means the date on which Amendment No. 1 to the Amended and Restated Credit Agreement shall have become effective following the due satisfaction of the conditions set forth or referred to in Section 4 thereof.
     “Amendment Period” means the period commencing on the Amendment No. 1 Effective Date and ending December 31, 2010.
     “Capitalization Ratio” means, on any date of determination, the ratio (expressed as a percentage) of (a) Total Indebtedness as of such date to (b) the sum of (i) Total Indebtedness as of such date plus (ii) Total Stockholders’ Equity on the last day of the fiscal quarter of the Borrower most-recently ended on or prior to such date.
     “Consolidated Net Leverage Ratio” means, on any date of determination, the ratio of (a) the difference of (i) Total Indebtedness as of such date minus (ii) unrestricted cash, unrestricted cash equivalents and unrestricted marketable securities of the Borrower and the Subsidiaries as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on the last day of the fiscal quarter of the Borrower most-recently ended on or prior to such date.
     “Guarantee Agreement” means the Guarantee Agreement among the Borrower, the Subsidiary Loan Parties and the Administrative Agent, substantially in the form of Exhibit C to the Credit Agreement, a copy of which is attached to Amendment No. 1 to the Amended and Restated Credit Agreement as Exhibit A thereto.
     “Guarantee Requirement” means, at any time after the Rating Trigger Event, the requirement that the Administrative Agent shall have received from each Subsidiary Loan Party within the time periods specified in Section 5.10, either (x) a counterpart of the Guarantee Agreement duly executed and delivered on behalf of such Subsidiary Loan Party or (y) in the case of any Person that becomes a Subsidiary Loan Party after the Rating Trigger Event that has not executed a counterpart of the Guarantee Agreement pursuant to clause (x) above, a supplement to

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the Guarantee Agreement, in the form specified therein, duly executed and delivered on behalf of such Subsidiary Loan Party.
     “Liquidity” means the sum of (a) cash, cash equivalents and marketable securities plus (b) amounts then available for borrowing under the revolving credit facility and any other committed term loan or committed working capital facility permitted under Section 6.01 and (c) amounts then available for borrowing under any Securitization Transaction permitted under Section 6.01.
     “Loan Document Obligations” has the meaning assigned to such term in the Guarantee Agreement.
     “Rating Trigger Event” means the first date on or after the Amendment No. 1 Effective Date on which the Borrower’s senior unsecured debt credit rating(s) by (i) S&P and Moody’s are BB and Ba2, respectively, (ii) S&P is BB- or worse or (iii) Moody’s is Ba3 or worse; provided that if Borrower has a facility rating from either S&P and/or Moody’s relating to this facility, the Rating Trigger Event shall be determined based on the facility rating of such rating agency as opposed to the unsecured debt credit rating of such rating agency.
     For purposes of the foregoing, (i) if at any time on or after the Amendment No. 1 Effective Date either Moody’s or S&P shall not have in effect a senior unsecured debt credit rating for the Borrower or a credit facility rating (other than by reason of the circumstances referred to in the following sentence), then the Rating Trigger Event shall be deemed to have occurred at the first such time no such rating existed and (ii) if any rating established or deemed to have been established by Moody’s or S&P shall be changed (other than as a result of a change in the rating system of either Moody’s or S&P), then such change in rating shall be effective as of the date on which such change is first announced by the rating agency making such change. If the rating system of Moody’s or S&P shall change, or if either such rating agency shall cease to be in the business of issuing senior unsecured ratings, the Borrower and the Required Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the non-availability of ratings from such rating agency and, pending the effectiveness of any such amendment, the rating of such rating agency shall be determined by reference to the rating most recently in effect from such rating agency prior to such change or cessation.
     “Subsidiary Loan Party” means, on any date of determination, any Material Subsidiary that is organized under the laws of a jurisdiction of the United States of America, any State thereof or the District of Columbia.
     “Total Stockholders’ Equity” means the consolidated stockholders

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equity of the Borrower and its Subsidiaries as calculated in accordance with GAAP.
     (j) Section 1.05 of the Credit Agreement is hereby amended and restated in its entirety as follows:
     SECTION 1.05. Pro Forma Calculations. With respect to any period during which any acquisition, sale, transfer or other disposition of any material assets outside the ordinary course of business occurs, for purposes of determining compliance with the covenants contained in Sections 6.12, 6.13, 6.14, 6.15 and/or 6.16, in each case, to the extent such Sections are in effect as of the date of such determination, or for purposes of determining such ratios, Consolidated EBITDA, Consolidated Cash Interest Expense, Total Indebtedness and Shareholders Equity, calculations with respect to such period shall be made on a Pro Forma Basis.
     (k) Section 5.01 of the Credit Agreement is hereby amended by replacing the text “Sections 6.12 and 6.13” with “Sections 6.12, 6.13, 6.14, 6.15 and/or 6.16, in each case, to the extent such Sections are in effect as of the date of such determination” in paragraph (c) clause (ii) thereof.
     (l) Article V of the Credit Agreement is hereby amended by inserting the following text as a new Section 5.10 to the Credit Agreement:
     Section 5.10. Additional Subsidiaries. (a) The Borrower will, within ten Business Days after the occurrence of the Rating Trigger Event, (i) notify the Administrative Agent thereof and (ii) cause the Guarantee Requirement to be satisfied with respect to all domestic Material Subsidiaries and (b) if any additional domestic Material Subsidiary is formed or acquired or any other domestic Subsidiary is designated as a Material Subsidiary in accordance with the proviso of the definition of “Material Subsidiary” after the Rating Trigger Event, the Borrower will, within ten Business Days after such Subsidiary is formed, acquired or so designated, notify the Administrative Agent thereof and cause the Guarantee Requirement to be satisfied promptly with respect to such Subsidiary unless the Administrative Agent determines that the cost of the satisfaction of the Guarantee Requirement with respect thereto exceeds the value afforded thereby; provided that the terms of this Section 5.10 shall not be required to be satisfied with respect to any SPE Subsidiary or any Subsidiary that is subject to any legal or, in the case of any special purpose or limited purpose entity, any contractual restriction preventing or prohibiting it from satisfying the Guarantee Requirement.
     (m) Section 6.01(a) of the Credit Agreement is hereby amended by replacing the text “Sections 6.12 and 6.13” with “Sections 6.12, 6.13, 6.14,

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6.15 and/or 6.16, in each case, to the extent such Sections are in effect as of the date of such determination”.
     (n) Section 6.01(c)(vi) of the Credit Agreement is hereby amended by replacing “$250,000,000 at any time outstanding.” with “$150,000,000 at any time outstanding; provided, that to the extent that the aggregate outstanding Indebtedness in respect of the ship financing described in clause (vii) immediately below is less than $75,000,000, then the $150,000,000 limitation set forth in this clause (vi) may be increased by the amount of the excess of $75,000,000 minus such aggregate outstanding principal balance of such ship financing indebtedness; and”.
     (o) Section 6.01(c) of the Credit Agreement is hereby amended by (i) deleting the text “and” at the end of clause (v) and (ii) inserting the following as a new Section 6.01(c)(vii):
     (vii) Indebtedness in respect of any financing or capital lease financing secured exclusively by any of Borrower’s or its Subsidiaries’ sea vessels (and related equipment) in an amount not to exceed $75,000,000 at any time outstanding; provided, that to the extent that the aggregate outstanding Indebtedness in respect of the Securitization Transactions described in clause (vi) immediately above is less than $150,000,000, then the $75,000,000 limitation set forth in this clause (vii) may be increased by the amount of the excess of $150,000,000 minus such aggregate outstanding principal balance of such Securitization Transaction Indebtedness.
     (p) Section 6.02(vi) of the Credit Agreement is hereby amended by inserting the following immediately following the text “Section 6.01(c)(vi)”:
     in an amount not to exceed $150,000,000; provided, that to the extent that the aggregate outstanding secured Indebtedness in respect of the ship financings described in clause (x) below is less than $75,000,000, then the $150,000,000 limitation set forth in this clause (vi) may be increased by the amount of the excess of $75,000,000 minus such aggregate outstanding principal balance of such secured ship financing Indebtedness; and
     (q) Section 6.02(x) of the Credit Agreement is hereby amended by (i) replacing the text “ (x)” with “(xi)” at the beginning thereof and (ii) replacing the text “$200,000,000” with “100,000,000”.
     (r) Section 6.02 of the Credit Agreement is hereby amended by inserting the following as a new Section 6.02(x) to the Credit Agreement:
     (x) Liens existing or deemed to exist in connection with ship financing Indebtedness described in Section 6.01(c)(vii) in an amount not to exceed $75,000,000; provided, that to the extent that the aggregate

8

outstanding secured Indebtedness in respect of the Securitization Transaction described in clause (vi) above is less than $150,000,000, then the $75,000,000 limitation set forth in this clause (x) may be increased by the amount of the excess of $150,000,000 minus such aggregate outstanding principal balance of such secured Securitization Transaction Indebtedness; and
     (s) Section 6.08 of the Credit Agreement is hereby amended by (i) replacing the text “or (ii)” with “, (ii)” and (ii) inserting “, or (iii) at any time during the Amendment Period, the last twelve months Consolidated EBITDA is less than $75,000,000.”
     (t) Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:
     Interest Expense Coverage Ratio. The Borrower will not permit the ratio of (a) Consolidated EBITDA to (b) Consolidated Cash Interest Expense, in each case as of the last day of any fiscal quarter, beginning with the period ending March 31, 2010, for the period of four consecutive fiscal quarters of the Borrower ending on such date, to be less than the ratio set forth below opposite such period:

Period	Ratio
March 31, 2010	1.00 to 1.00

June 30, 2010	1.25 to 1.00

September 30, 2010	1.50 to 1.00

December 31, 2010	1.75 to 1.00

March 31, 2011 and thereafter	2.00 to 1.00
     (u) Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:
     Minimum Consolidated EBITDA. The Borrower will not permit the Consolidated EBITDA as of the last date of any fiscal quarter, beginning with the fiscal quarter ending March 31, 2008, through the fiscal quarter ending December 31, 2010, for the period of four consecutive fiscal quarters of the Borrower ending on such date, to be less than the amount set forth below opposite such date:

Period	Minimum LTM Consolidated EBITDA
March 31, 2008	$150,000,000

June 30, 2008	$20,000,000

September 30, 2008	$5,000,000

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Period	Minimum LTM Consolidated EBITDA
December 31, 2008	$20,000,000

March 31, 2009	$40,000,000

June 30, 2009	$50,000,000

September 30, 2009	$60,000,000

December 31, 2009	$75,000,000

March 31, 2010	$100,000,000

June 30, 2010	$125,000,000

September 30, 2010	$150,000,000

December 31, 2010	$200,000,000
     (v) Section 6.14 of the Credit Agreement is hereby amended by replacing the text “SECTION 6.14” with “SECTION 6.17” at the beginning thereof.
     (w) Article VI of the Credit Agreement is hereby amended by inserting the following text as a new Section 6.14 to the Credit Agreement:
     SECTION 6.14. Consolidated Net Leverage Ratio. The Borrower will not permit the Consolidated Net Leverage Ratio as of the last date of any fiscal quarter, beginning with the fiscal quarter ending March 31, 2011, for the period of four consecutive fiscal quarters of the Borrower ending on such date, to exceed 4.25 to 1.00.
     (x) Article VI of the Credit Agreement is hereby amended by inserting the following text as a new Section 6.15 to the Credit Agreement:
     SECTION 6.15. Capitalization Ratio. The Borrower will not permit the Capitalization Ratio as of the last date of any fiscal quarter, beginning with the fiscal quarter ending March 31, 2008, through the fiscal quarter ending December 31, 2010, to exceed the percentage set forth below opposite such date:

Date	Capitalization Ratio
March 31, 2008	45%

June 30, 2008	45%

September 30, 2008	45%

December 31, 2008	45%

March 31, 2009	47.5%

June 30, 2009	47.5%

September 30, 2009	47.5%

December 31, 2009	47.5%

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Date	Capitalization Ratio
March 31, 2010	50%

June 30, 2010	50%

September 30, 2010	50%

December 31, 2010	50%
     (y) Article VI of the Credit Agreement is hereby Amended by inserting the following text as a new Section 6.16 to the Credit Agreement:
     SECTION 6.16. Liquidity. The Borrower will not permit the Liquidity as of the last date of any fiscal quarter, beginning with the fiscal quarter ending March 31, 2008 through the fiscal quarter ending December 31, 2010 to be less than $300,000,000, not less than $100,000,000 of which shall constitute Liquidity comprised of unrestricted cash, unrestricted cash equivalents and unrestricted marketable securities.
     (z) Article VII of the Credit Agreement is hereby amended by inserting the following text as a new clause (n):
     (n) any guarantee obligation under any material Guarantee of the Loan Document Obligations by a Subsidiary Loan Party pursuant to and in accordance with the Guarantee Agreement shall cease to be in full force and effect (other than in accordance with the terms of the Loan Documents);
          SECTION 3. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:
     (a) This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
     (b) The representations and warranties of the Borrower set forth in the Credit Agreement, (i) to the extent any such representation or warranty is qualified by materiality, are true and correct and (ii) to the extent any such representation or warranty is not so qualified, are true and correct in all material respects, in each case, on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date).
     (c) Immediately before and after giving effect to this Amendment, no Default shall have occurred and be continuing.

11
          SECTION 4. Effectiveness. This Amendment shall become effective when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and the Required Lenders, (b) the representations and warranties set forth in Section 3 hereof are true and correct, (c) all fees required to be paid by the Borrower to the Administrative Agent or the Lenders shall have been paid and (d)  all reasonable invoiced fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel to the Administrative Agent, submitted to the Borrower and required to be paid or reimbursed by the Borrower under or in connection with this Amendment and the Credit Agreement have been paid or reimbursed by the Borrower. Promptly upon the effectiveness of this Amendment, the Administrative Agent shall provide written notice to the Borrower thereof.
          SECTION 5. Amendment Fee. In consideration of the agreements of the Lenders contained in this Amendment, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment at or prior to 3:00 p.m., New York time, on February 14, 2008, an amendment fee (the “Amendment Fee”) in an amount equal to 0.15% of the sum of such Lender’s Revolving Exposure and unused Revolving Commitment; provided that such Amendment Fee shall not be payable unless and until all other conditions to the effectiveness to this Amendment as provided in Section 4 above shall have been satisfied.
          SECTION 6. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, the Administrative Agent or the Borrower under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby.
          SECTION 7. Applicable Law; Waiver of Jury Trial. EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.09 AND 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.
          SECTION 8. Counterparts; Amendments. This Amendment may be executed in two or more counterparts (which shall be captioned “Amendment No. 1 Signature Page”), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment. Except as otherwise permitted by Section 9.02 of the Credit Agreement, this Amendment may not be amended nor may any

12
provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and the Required Lenders.
          SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
[remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

USG CORPORATION,

By	/s/ Karen L. Leets

Name: Karen L. Leets
Title: Vice President and Treasurer
[Amendment No.1 Signature Page]

JPMORGAN CHASE BANK, N.A.,
individually and as Administrative Agent,

By	/s/ Peter S. Predun

Name: Peter S. Predun
Title: Executive Director
[Amendment No.1 Signature Page]

SIGNATURE PAGE TO AMENDMENT
NO. 1 AMONG USG CORPORATION,
THE LENDERS PARTY THERETO, AND
JPMORGAN CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT,

Name of Institution:

CITICORP USA, INC.

By	/s/ Lewis Fisher

Name: Lewis Fisher
Title: Vice President
[Amendment No.1 Signature Page]

SIGNATURE PAGE TO AMENDMENT NO.1
AMONG USG CORPORATION, THE LENDERS
PARTY THERETO, AND JPMORGAN CHASE
BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:

The Royal Bank of Scotland, plc

By	/s/ Peter Yetman

Name: Peter Yetman
Title: SVP
[Amendment No.1 Signature Page]

SIGNATURE PAGE TO AMENDMENT NO. 1
AMONG USG CORPORATION, THE LENDERS
PARTY THERETO, AND JPMORGAN CHASE
BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:

GOLDMAN SACHS CREDIT PARTNERS L.P.

By	/s/ Mark Walton

Name: Mark Walton
Title: Authorized Signatory
[Amendment No.1 Signature Page]

SIGNATURE PAGE TO AMENDMENT NO. 1
AMONG USG CORPORATION, THE LENDERS
PARTY THERETO, AND JPMORGAN CHASE
BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By	/s/ James R. Bednark

Name: James R.
Bednark
Title: SVP
[Amendment No.1 Signature Page]

SIGNATURE PAGE TO AMENDMENT NO.1
AMONG USG CORPORATION, THE LENDERS
PARTY THERETO, AND JPMORGAN CHASE
BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:

FIFTH THIRD BANK

By	/s/ Joseph A. Wemhoff

Name: Joseph A. Wemhoff
Title: Vice President
[Amendment No.1 Signature Page]

SIGNATURE PAGE TO AMENDMENT NO.1
AMONG USG CORPORATION, THE LENDERS
PARTY THERETO, AND JPMORGAN CHASE BANK,
N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:

The Northern Trust Company

By	/s/ John E. Burda

Name: John E. Burda
Title: Vice President
[Amendment No.1 Signature Page]

SIGNATURE PAGE TO AMENDMENT NO. 1
AMONG USG CORPORATION, THE LENDERS PARTY
THERETO, AND JPMORGAN CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT,

Name of Institution:

Bank of America, N.A.

By	/s/ W. Thomas Barnett

Name: W. Thomas Barnett
Title: Senior Vice President
[Amendment No. 1 Signature Page]

SIGNATURE PAGE TO AMENDMENT NO. 1
AMONG USG CORPORATION, THE LENDERS PARTY
THERETO, AND JPMORGAN CHASE BANK, N.A.,
AS ADMINISTRATIVE AGENT,

Name of Institution:

Union Bank of California, N.A.

By	/s/ David Thurber

Name: David Thurber
Title: Vice President
[Amendment No. 1 Signature Page]

SIGNATURE PAGE TO AMENDMENT NO.
1 AMONG USG CORPORATION, THE LENDERS
PARTY THERETO, AND JPMORGAN CHASE
BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:

Bank of Montreal

By	/s/ Thomas E. McGraw

Name: Thomas E. McGraw
Title: Managing Director
[Amendment No. 1 Signature Page]

SIGNATURE PAGE TO AMENDMENT NO. 1
AMONG USG CORPORATION, THE LENDERS PARTY
THERETO, AND JPMORGAN CHASE BANK, N.A.,
AS ADMINISTRATIVE AGENT,

Name of Institution:

MORGAN STANLEY BANK

By	/s/ Daniel Twenge

Name: Daniel Twenge
Title: Authorized Signatory
[Amendment No. 1 Signature Page]

SIGNATURE PAGE TO AMENDMENT NO. 1
AMONG USG CORPORATION, THE LENDERS PARTY
THERETO, AND JPMORGAN CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT,

Name of Institution:

SUMITOMO MITSU BANKING CORPORATION

By	/s/ Leo Pagarigan

Name: Leo Pagarigan
Title: General Manager
[Amendment No. 1 Signature Page]

SIGNATURE PAGE TO AMENDMENT
NO. 1 AMONG USG CORPORATION, THE
LENDERS PARTY THERETO, AND JPMORGAN
CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:

Calyon New York Bank

By	/s/ Brian Myers

Name: Brian Myers
Title: Manager Director

By	/s/ Robert Smith

Name: Robert Smith
Title: Manager Director
[Amendment No. 1 Signature Page]

SIGNATURE PAGE TO AMENDMENT NO. 1
AMONG USG CORPORATION, THE LENDERS PARTY
THERETO, AND JPMORGAN CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT,

Name of Institution:

PNC Bank, National Association

By	/s/ Dorothy G.W. Brailer

Name: Dorothy G.W. Brailer
Title: Vice President
[Amendment No. 1 Signature Page]

SIGNATURE PAGE TO AMENDMENT NO. 1 AMONG USG
CORPORATION, THE LENDERS PARTY THERETO, AND
JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By	/s/ Thomas Danielson

Name: Thomas Danielson
Title: Authorized Signatory
[Amendment No. 1 Signature Page]

SIGNATURE PAGE TO AMENDMENT NO. 1 AMONG USG CORPORATION, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:

THE BANK OF NOVA SCOTIA

By	/s/ M.D. Smith

Name: M.D. Smith
Title: Director

SIGNATURE PAGE TO AMENDMENT NO. 1
AMONG USG CORPORATION, THE LENDERS PARTY
THERETO, AND JPMORGAN CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT,

Name of Institution:

Commerzbank AG, New York and Grand Cayman Branches

By	/s/ John Marlatt

Name: John Marlatt
Title: Senior Vice President

By	/s/ Graham Warning

Name: Graham Warning
Title: Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 AMONG USG CORPORATION, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:

NATIXIS New York Branch

By	/s/ Pieter van Tulder

Name: Pieter van Tulder
Title: Managing Director

By	/s/ Nicolas Regent

Name: Nicolas Regent
Title: Director

Exhibit A
To
Amendment No. 1 to Amended
and Restated Credit Agreement
Form of Guarantee Agreement
[Amendment No. 1 Signature Page]

EXHIBIT A

GUARANTEE AGREEMENT
dated as of
[ ], 200[ ]
among
USG CORPORATION,
THE SUBSIDIARIES OF USG CORPORATION
IDENTIFIED HEREIN
and
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

Schedules

Schedule I	Guarantors

Exhibits

Exhibit I	Form of Supplement

     GUARANTEE AGREEMENT dated as of [ ], 200[ ] among USG CORPORATION, the Subsidiaries of USG CORPORATION identified herein and JPMORGAN CHASE BANK, N.A., as Administrative Agent.
     Reference is made to the Amended and Restated Credit Agreement dated as of July 31, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among USG Corporation, a Delaware corporation (the “Borrower”), the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and Goldman Sachs Credit Partners L.P., as Syndication Agent. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Subsidiary Parties are affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:
ARTICLE I
Definitions
     SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement.
     (b) The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement.
     SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:
     “Borrower” has the meaning assigned to such term in the preliminary statement of this Agreement.
     “Claiming Party” has the meaning assigned to such term in Section 3.02.
     “Contributing Party” has the meaning assigned to such term in Section 3.02.
     “Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.
     “Guaranteed Parties” means (a) the Lenders, (b) the Administrative Agent, (c) the Issuing Bank, (d) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (e) the permitted successors and assigns of each of the foregoing.

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     “Guarantors” means (a) the Subsidiaries identified on Schedule I and (b) each other Subsidiary that becomes a party to this Agreement after the Rating Trigger Event.
     “Obligations” means (a) the due and punctual payment by the Borrower of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations of the Borrower to any of the Guaranteed Parties under the Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrower under or pursuant to the Credit Agreement and each of the other Loan Documents and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents.
ARTICLE II
Guarantee
     SECTION 2.01. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations. Each of the Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. Each of the Guarantors waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.
     SECTION 2.02. Guarantee of Payment. Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Guaranteed Party to any security held for the payment of the Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Guaranteed Party in favor of the Borrower or any other Person.

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     SECTION 2.03. No Limitations. (a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 4.13, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Administrative Agent or any other Guaranteed Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of any security, if any, held by the Administrative Agent or any other Guaranteed Party for the Obligations or any of them; (iv) any default, failure or delay, wilful or otherwise, in the performance of the Obligations; (v) any law or regulation of any jurisdiction or any other event affecting any term of a guaranteed obligation; or (vi) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full in cash of all the Obligations).
     (b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the payment in full in cash of all the Obligations. The Administrative Agent may, at its election, foreclose on any security held by it by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election may operate, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Loan Party, as the case may be, or any security.
     SECTION 2.04. Reinstatement. Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Administrative Agent or any other Guaranteed Party upon the bankruptcy or reorganization of the Borrower, any other Loan Party or otherwise.
     SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any

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other Guaranteed Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Guaranteed Parties in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against the Borrower or any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III.
     SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Guaranteed Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.
ARTICLE III
Indemnity, Subrogation and Subordination
     SECTION 3.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3.03), the Borrower agrees that in the event a payment of an obligation shall be made by any Guarantor under this Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment.
     SECTION 3.02. Contribution and Subrogation. Each Guarantor (a “Contributing Party”) agrees (subject to Section 3.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligation and such other Guarantor (the “Claiming Party”) shall not have been fully indemnified by the Borrower as provided in Section 3.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 4.14, the date of the supplement hereto executed and delivered by such Guarantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 3.02 shall be subrogated to the rights of such Claiming Party under Section 3.01 to the extent of such payment.
     SECTION 3.03. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 3.01 and 3.02

5

and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the payment in full in cash of the Obligations. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 3.01 and 3.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.
     (b) Each Guarantor hereby agrees that all Indebtedness owed by it to any other Subsidiary that is not a Subsidiary Loan Party shall be fully subordinated to the payment in full in cash of the Obligations.
ARTICLE IV
Miscellaneous
     SECTION 4.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the Borrower as provided in Section 9.01 of the Credit Agreement.
     SECTION 4.02. Waivers; Amendment. (a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 4.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.
     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

6

          SECTION 4.03. Administrative Agent’s Fees and Expenses; Indemnification. (a) The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.03 of the Credit Agreement.
          (b) Without limitation of its indemnification obligations under the other Loan Documents, each Guarantor jointly and severally agrees to indemnify the Administrative Agent and the other Indemnitees (as defined in Section 9.03 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all out-of-pocket losses, claims, damages, liabilities and related reasonable expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating to this Agreement or any instrument contemplated hereby, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.
          (c) Any such amounts payable as provided hereunder shall be additional Obligations guaranteed hereby. The provisions of this Section 4.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any other Guaranteed Party. All amounts due under this Section 4.03 shall be payable not later than three Business Days after written demand therefor setting forth the basis for such claim in reasonable detail.
          SECTION 4.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.
          SECTION 4.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the

7

principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.
          SECTION 4.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Loan Party and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Administrative Agent and the other Guaranteed Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.
          SECTION 4.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
          SECTION 4.08. Right of Set-Off. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Guarantor against any of and all the obligations of such Guarantor now or hereafter existing under this Agreement owed to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section 4.08 are in addition to other rights and remedies (including other rights of set-off) which such Lender may have.

8

          SECTION 4.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.
          (b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
          (c) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section 4.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 4.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
          SECTION 4.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.10.
          SECTION 4.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this

9

Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
          SECTION 4.12. Guarantee Absolute. All rights of the Administrative Agent hereunder and all obligations of each Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any release or amendment or waiver of or consent under or departure from any guarantee guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Guarantor in respect of the Obligations or this Agreement (other than the payment in full, in cash, of the Obligations).
          SECTION 4.13. Termination or Release. (a) This Agreement and the Guarantees made herein shall terminate when all the Obligations have been paid in full, in cash, and the Lenders have no further commitment to lend under the Credit Agreement, the LC Exposure has been reduced to zero and the Issuing Bank has no further obligations to issue Letters of Credit under the Credit Agreement.
          (b) A Guarantor shall automatically be released from its obligations hereunder upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Guarantor ceases to be a Subsidiary of the Borrower; provided that the Required Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.
          (c) In connection with any termination or release pursuant to paragraph (a) or (b) of this Section 4.13, the Administrative Agent shall execute and deliver to any Guarantor, at such Guarantor’s expense, all documents that such Guarantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 4.13 shall be without recourse to or warranty by the Administrative Agent.
          SECTION 4.14. Additional Subsidiaries. Pursuant to Section 5.10 of the Credit Agreement, each domestic Material Subsidiary of a Loan Party that was not in existence or not a Material Subsidiary on the date of the Rating Trigger Event is required to enter in this Agreement as a Guarantor upon becoming such a domestic Material Subsidiary unless the Administrative Agent determines that the cost of the satisfaction of the Guarantee Requirement with respect thereto exceeds the value afforded hereby; provided that the terms of this Section 4.14 shall not be required to be satisfied with respect to any SPE Subsidiary or any Subsidiary that is subject to any legal or, in the case of any special purpose or limited purpose entity, any contractual restriction preventing or prohibiting it from satisfying the Guarantee Requirement. Upon execution and delivery by the Administrative Agent and a Subsidiary of an instrument in the form of Exhibit I

10

hereto, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

11

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

USG CORPORATION,

by
Name:
Title:

12

EACH OF THE SUBSIDIARIES
LISTED ON SCHEDULE I HERETO,

by
Name:
Title: In the capacity listed on Schedule I corresponding to such Subsidiary

13

JPMORGAN CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT,

by
Name:
Title:

Schedule I to the
Guarantee Agreement
GUARANTORS

Company	Title of Karen L. Leets with respect to such Company

Exhibit I to the
Guarantee Agreement
     SUPPLEMENT NO. ___dated as of , to the Guarantee Agreement dated as of [ ], 200[ ] among USG CORPORATION, a Delaware corporation (the “Borrower”), each subsidiary of the Borrower listed on Schedule I thereto (each such subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors, and the Borrower are referred to collectively herein as the “Guarantors”) and JPMORGAN CHASE BANK, N.A., a New York banking corporation (“JPMCB”), as Administrative Agent (in such capacity, the “Administrative Agent”).
          A. Reference is made to the Amended and Restated Credit Agreement dated as of July 31, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto, JPMCB, as Administrative Agent and Goldman Sachs Credit Partners L.P., as Syndication Agent.
          B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guarantee Agreement referred to therein.
          C. The Guarantors have entered into the Guarantee Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 4.14 of the Guarantee Agreement provides that additional Subsidiaries of the Borrower may become Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guarantee Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.
          Accordingly, the Administrative Agent and the New Subsidiary agree as follows:
          SECTION 1. In accordance with Section 4.14 of the Guarantee Agreement, the New Subsidiary by its signature below becomes a Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a “Guarantor” in the Guarantee Agreement shall be deemed to include the New Subsidiary. The Guarantee Agreement is hereby incorporated herein by reference.
          SECTION 2. The New Subsidiary represents and warrants to the Administrative Agent and the other Guaranteed Parties that this Supplement has been

2

duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
          SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.
          SECTION 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.
          SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
          SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 4.01 of the Guarantee Agreement.
          SECTION 8. The New Subsidiary agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

3

          IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],

by
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
AS ADMINISTRATIVE AGENT

by
Name:
Title: